AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

ENTERPRISE ALLOCATION FUNDS

SUPPLEMENT DATED DECEMBER 1, 2005 TO THE PROSPECTUS

DATED JANUARY 10, 2005, AS REVISED JUNE 4, 2005 AND SEPTEMBER 3, 2005

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Enterprise Allocation Portfolios of the AXA Enterprise Multimanager Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new Adviser to the AXA Enterprise Money Market Fund an Underlying Fund in which the Trust’s Funds may invest.

The information provided below supercedes and replaces information regarding the AXA Enterprise Money Market Fund which is provided on Page 16 in the Section of the Prospectus “Information Regarding the Underlying Funds.”

Investment Grade Bond

Fund and Sub-Advisers	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Enterprise Money Market Fund Sub-adviser: The Dreyfus Corporation	Seeks highest possible level of current income consistent with preservation of capital and liquidity.	Under normal circumstances, the Fund intends to invest only in short-term, high quality dollar denominated securities. The Sub-adviser will actively manage the Fund’s average maturity based on current interest rates and its outlook on the market.	• Credit/Default Risk • Interest Risk • Portfolio Management Risk • Sub-Adviser Selection Risk